Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2020 Financial Results

MOUNTAIN VIEW, Calif., May 21, 2019 – Pure Storage (NYSE: PSTG), the data solutions leader that helps innovators build a better world with data, today announced financial results for its first quarter ended April 30, 2019.

“Pure continues to gain market share with innovation, a differentiated business model, and our laser focus on customer delight,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “As enterprises embark on their hybrid cloud journeys, Pure is excited to play a role in modernizing their business.”

Q1 Key Business and Financial Highlights:

•	Revenue: $326.7 million, up 28% year over year

•	Gross margin: GAAP 66.2%; non-GAAP 68.1%

•	Operating margin: GAAP -29.8%; non-GAAP -9.6%

Recent Company Highlights:

During Pure’s first quarter of fiscal year 2020, the Company:

•
Announced the acquisition of Compuverde - a leading developer of file software solutions for enterprises and cloud providers. The acquisition will expand Pure Storage’s file capabilities by providing a unified storage offering, as well as empowering customers to implement true hybrid architectures.

•
Released ObjectEngineTM for General Availability - the industry’s first data protection platform purpose-built for flash and cloud. ObjectEngine unifies cloud and on-premises with seamless, rapid backup and recovery across both on-prem and the cloud and enables customers to modernize their entire data protection strategy to a “flash-to-flash-to-cloud” model.

•
Announced expansion of EvergreenTM Storage Service (ES2) - to enable a unified subscription model across hybrid environments. This allows organizations to leverage Pure’s best-in-class storage-as-a-service model on-premises, hosted and in the cloud, without the need to manage multiple subscriptions or purchase separate or overlapping capacity.

“Q1 was a solid beginning of the year for Pure," said Tim Riitters, CFO, Pure Storage. “We continued to demonstrate strong growth, industry-leading margins, and innovation across our product portfolio."

First Quarter Fiscal 2020 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended April 30, 2019 and 2018 (in millions except percentages, per share amounts and headcount, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended April 30, 2019	Three Months Ended April 30, 2018	Y/Y Change
Revenue	$326.7	$255.9	28%
Gross Margin	66.2%	65.0%	1.2 ppts
Product Gross Margin	67.9%	66.0%	1.9 ppts
Support Subscription Gross Margin	61.7%	61.6%	0.1 ppts
Operating Loss	$(97.4)	$(61.9)	$(35.5)
Operating Margin	-29.8%	-24.2%	-5.6 ppts
Net Loss	$(100.3)	$(64.3)	$(36.0)
Net Loss per Share – Basic and Diluted	$(0.41)	$(0.29)	$(0.12)
Weighted-Average Shares	245.3	223.8	21.5
Headcount	>3,150	>2,300	~850

Non-GAAP Quarterly Financial Information
	Three Months Ended April 30, 2019	Three Months Ended April 30, 2018	Y/Y Change
Gross Margin	68.1%	66.3%	1.8 ppts
Product Gross Margin	68.7%	66.3%	2.4 ppts
Support Subscription Gross Margin	66.3%	66.3%	0.0 ppts
Operating Loss	$(31.2)	$(15.3)	$(15.9)
Operating Margin	-9.6%	-6.0%	-3.6 ppts
Net Loss	$(27.6)	$(16.2)	$(11.4)
Net Loss per Share	$(0.11)	$(0.07)	$(0.04)
Weighted-Average Shares	245.3	223.8	21.5

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Second quarter fiscal 2020 guidance:

•	Revenue in the range of $389 million to $401 million, or $395 million at the midpoint

•	Non-GAAP gross margin in the range of 65.0% to 68.0%, or 66.5% at the midpoint

•	Non-GAAP operating margin in the range of -5.0% to -1.0%, or -3.0% at the midpoint

Full year fiscal 2020 guidance:

•	Revenue in the range of $1.70 billion to $1.77 billion, or $1.735 billion at the midpoint

•	Non-GAAP gross margin in the range of 65.5% to 68.0%, or 66.75% at the midpoint

•	Non-GAAP operating margin in the range of 1.5% to 5.5%, or 3.5% at the midpoint

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible assets acquired from acquisitions, any applicable anti-dilutive share count impact of our convertible debt hedge agreements and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because the items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the first quarter fiscal 2020 results at 2:00 p.m. (PT) on May 21, 2019. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (866) 393-4306 or (734) 385-2616 (for international callers) with passcode 4955207.

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Tuesday, May 21, 2019, through June 4, 2019. The replay will be accessible by calling (855) 859-2056 or (404) 537-3406 (for international callers), with conference ID 4955207.

Upcoming Events

Management will participate in upcoming financial Q&A discussions at the Bank of America Global Technology Conference on June 4th at 3:50 pm PT, the William Blair 2019 Growth Stock Conference on June 6th at 6 am PT, and the Stifel Cross

Sector Insights Conference on June 11th at 12:35 pm PT. Pure Storage will post a link to each session on the investor relations website at investor.purestorage.com for both live and archived events.

About Pure Storage

Pure Storage (NYSE: PSTG) helps innovators build a better world with data. Pure's data solutions enable SaaS companies, cloud service providers, and enterprise and public sector customers to deliver real-time, secure data to power their mission-critical production, DevOps, and modern analytics environments in a multi-cloud environment. One of the fastest growing enterprise IT companies in history, Pure Storage enables customers to quickly adopt next-generation technologies, including artificial intelligence and machine learning, to help maximize the value of their data for competitive advantage. And with a certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Pure Storage, DirectFlash, Evergreen, FlashBlade, FlashStack, ObjectEngine and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our growth prospects and expectations regarding product and technology differentiation, and our outlook for the second quarter and full year fiscal 2020, and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended January 31, 2019. All information provided in this release and in the attachments is as of May 21, 2019, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow as a percentage of revenue, free cash flow without ESPP impact, and free cash flow without ESPP impact as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, amortization of debt discount and debt issuance costs, and amortization of intangible assets acquired from acquisitions that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact," included at the end of this release.

Matthew Danziger – Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of April 30, 2019	As of January 31, 2019

Assets
Current assets:
Cash and cash equivalents	$287,192	$447,990
Marketable securities	878,958	749,482
Accounts receivable, net of allowance of $642 and $660	311,843	378,729
Inventory	45,936	44,687
Deferred commissions, current	28,532	29,244
Prepaid expenses and other current assets	54,570	51,695
Total current assets	1,607,031	1,701,827
Property and equipment, net	129,185	125,353
Operating lease right-of-use-assets	120,446	—
Deferred commissions, non-current	84,725	85,729
Intangible assets, net	57,220	20,118
Goodwill	36,407	10,997
Deferred income taxes, non-current	1,118	1,060
Restricted cash	16,286	15,823
Other assets, non-current	16,771	12,118
Total assets	$2,069,189	$1,973,025

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$75,481	$103,462
Accrued compensation and benefits	48,166	99,910
Accrued expenses and other liabilities	47,392	39,860
Operating lease liabilities, current	25,761	—
Deferred revenue, current	283,160	266,584
Total current liabilities	479,960	509,816
Convertible senior notes, net	456,318	449,828
Operating lease liabilities, non-current	101,112	—
Deferred revenue, non-current	281,070	269,336
Other liabilities, non-current	6,753	6,265
Total liabilities	1,325,213	1,235,245

Stockholders’ equity:
Common stock and additional paid-in capital	1,924,972	1,820,067
Accumulated other comprehensive income (loss)	1,289	(338)
Accumulated deficit	(1,182,285)	(1,081,949)
Total stockholders' equity	743,976	737,780
Total liabilities and stockholders' equity	$2,069,189	$1,973,025

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended April 30,
	2019	2018

Revenue:
Product	$238,741	$195,449
Support subscription	87,959	60,496
Total revenue	326,700	255,945

Cost of revenue:
Product (1)	76,592	66,420
Support subscription(1)	33,721	23,210
Total cost of revenue	110,313	89,630

Gross profit	216,387	166,315

Operating expenses:
Research and development (1)	105,075	78,492
Sales and marketing (1)	166,626	122,367
General and administrative (1)	42,110	27,330
Total operating expenses	313,811	228,189

Loss from operations	(97,424)	(61,874)
Other income (expense), net	(1,816)	(999)
Loss before provision for income taxes	(99,240)	(62,873)
Income tax provision	1,096	1,431
Net loss	$(100,336)	$(64,304)

Net loss per share attributable to common stockholders, basic and diluted	$(0.41)	$(0.29)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	245,334	223,768

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$977	$608
Cost of revenue -- support subscription	3,951	2,684
Research and development	28,245	21,090
Sales and marketing	18,314	13,940
General and administrative	10,670	5,633
Total stock-based compensation expense	$62,157	$43,955

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended April 30,
	2019	2018

Cash flows from operating activities
Net loss	$(100,336)	$(64,304)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	21,060	16,417
Amortization of debt discount and debt issuance costs	6,490	1,455
Stock-based compensation expense	62,157	43,955
Other	(811)	152
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	67,299	47,143
Inventory	(2,023)	(4,429)
Deferred commissions	1,716	1,269
Prepaid expenses and other assets	(7,298)	11,111
Operating lease right-of-use assets	6,209	—
Accounts payable	(25,807)	(18,802)
Accrued compensation and other liabilities	(43,993)	(29,881)
Operating lease liabilities	(6,034)	—
Deferred revenue	28,013	14,510
Net cash provided by operating activities	6,642	18,596

Cash flows from investing activities
Purchases of property and equipment	(24,296)	(22,296)
Acquisition, net of cash acquired	(47,881)	—
Purchases of marketable securities	(312,859)	(81,702)
Sales of marketable securities	22,344	10,454
Maturities of marketable securities	164,139	61,023
Net cash used in investing activities	(198,553)	(32,521)

Cash flows from financing activities
Net proceeds from exercise of stock options	16,761	9,614
Proceeds from issuance of common stock under employee stock purchase plan	32,042	19,698
Proceeds from issuance of convertible senior notes, net of issuance costs	—	562,062
Payment for purchase of capped calls	—	(64,630)
Repayment of debt acquired from acquisition	(11,555)	—
Tax withholding on vesting of restricted stock	(5,672)	—
Repurchase of common stock	—	(20,000)
Net cash provided by financing activities	31,576	506,744

Net increase (decrease) in cash, cash equivalents and restricted cash	(160,335)	492,819
Cash, cash equivalents and restricted cash, beginning of period	463,813	258,820
Cash, cash equivalents and restricted cash, end of period	$303,478	$751,639

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended April 30, 2019						Three Months Ended April 30, 2018
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$977	(c)					$608	(c)
			49	(d)					25	(d)
			922	(e)					—
Gross profit -- product	$162,149	67.9%	$1,948		$164,097	68.7%	$129,029	66.0%	$633		$129,662	66.3%

			$3,951	(c)					$2,684	(c)
			127	(d)					142	(d)
Gross profit -- support subscription	$54,238	61.7%	$4,078		$58,316	66.3%	$37,286	61.6%	$2,826		$40,112	66.3%

			$4,928	(c)					$3,292	(c)
			176	(d)					167	(d)
			922	(e)					—
Total gross profit	$216,387	66.2%	$6,026		$222,413	68.1%	$166,315	65.0%	$3,459		$169,774	66.3%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended April 30, 2019						Three Months Ended April 30, 2018
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$62,157	(c)					$43,955	(c)
			3,124	(d)					2,667	(d)
			922	(e)					—
Operating loss	$(97,424)	-29.8%	$66,203		$(31,221)	-9.6%	$(61,874)	-24.2%	$46,622		$(15,252)	-6.0%

			$62,157	(c)					$43,955	(c)
			3,124	(d)					2,667	(d)
			922	(e)					—
			6,490	(f)					1,455	(f)
Net loss	$(100,336)		$72,693		$(27,643)		$(64,304)		$48,077		$(16,227)

Net loss per share -- basic and diluted	$(0.41)				$(0.11)		$(0.29)				$(0.07)
Weighted-average shares used in per share calculation -- basic and diluted	245,334				245,334		223,768				223,768

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.

Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact (in thousands except percentages, unaudited):

	Three Months Ended April 30,
	2019	2018
Net cash provided by operating activities	$6,642	$18,596
Less: purchases of property and equipment	(24,296)	(22,296)
Free cash flow (non-GAAP)	$(17,654)	$(3,700)
Adjust: ESPP impact	21,960	12,252
Free cash flow without ESPP impact (non-GAAP)	$4,306	$8,552

Free cash flow as % of revenue	-5.4%	-1.4%
Free cash flow without ESPP impact as % of revenue	1.3%	3.3%